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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 January 4, 1999

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                        (Date of earliest event reported)

                            BIG FLOWER HOLDINGS, INC.

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             (Exact name of registrant as specified in its charter)

        Delaware                     0-29474                  13-3971556
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)

                               3 East 54th Street
                               New York, NY 10022

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              (Address of Registrant's principal executive office)

                                 (212) 521-1600

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                         (Registrant's telephone number)

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Item 7. Financial Statements, Pro Forma Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            The financial statements for Colorgraphic Direct Response Limited ("Colorgraphic") are filed herewith.

      (b)   Pro Forma Financial Information.

            The unaudited pro forma condensed combined financial information of the Registrant, reflecting the acquisition Colorgraphic, is filed herewith.

Exhibits.

2.1 Agreement, dated December 16, 1998, among Big Flower Limited, Colorgraphic Direct Response Limited and the holders of capital stock of Colorgraphic Direct Response Limited. (1)
99.1  Registrant's press release dated December 16, 1998. (1)
99.2  Registrant's press release dated January 5, 1999. (1)
99.3  Financial Statements of Colorgraphic for the year ended September 30,
      1998. *
99.4  Financial Statements of Colorgraphic for the year ended September 30,
      1997. *
99.5 Summary of Differences between UK and US GAAP for the year ended September 30, 1997. *
99.6  Pro forma condensed combined financial data. *

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* Being Filed Herewith
(1) Incorporated by reference to Registrant's Current Report on Form 8-K, dated January 4, 1999, concerning the consummation of the Registrant's acquisition of Colorgraphic Direct Response Limited (File #0-29474).
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BIG FLOWER HOLDINGS, INC.


                                         /s/ RICHARD L. RITCHIE
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                                         Richard L. Ritchie
                                         Executive Vice President and Chief
                                         Financial Officer (Principal Financial
                                         and Accounting Officer)

DATE: March 19, 1999
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                                  EXHIBIT INDEX

EXHIBIT
NO.
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2.1   Agreement, dated December 16, 1998, among Big Flower Limited, Colorgraphic
      Direct Response Limited and the holders of capital stock of Colorgraphic Direct Response Limited. (1)
99.1  Registrant's press release dated December 16, 1998. (1)
99.2  Registrant's press release dated January 5, 1999. (1)
99.3  Financial Statements of Colorgraphic for the year ended September 30,
      1998. *
99.4  Financial Statements of Colorgraphic for the year ended September 30,
      1997. *
99.5 Summary of Differences between UK and US GAAP for the year ended September 30, 1997. *
99.6  Pro forma condensed combined financial data. *

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* Being Filed Herewith
(1) Incorporated by reference to Registrant's Current Report on Form 8-K, dated January 4, 1999, concerning the consummation of the Registrant's acquisition of Colorgraphic Direct Response Limited (File #0-29474).